                                                                   EXHIBIT 10.30

[CORESTATES LOGO]



                                AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

         Amendment No. 2 to Credit Agreement (the "AMENDMENT") is made as of December 19, 1997 by and between MLC GROUP, INC., a Virginia corporation ("MLC") and CORESTATES BANK, N.A., a national banking association
("CORESTATES").


                             PRELIMINARY STATEMENT

         WHEREAS, MLC and CoreStates are parties to that certain Credit Agreement dated as of June 5, 1997 (the "INITIAL AGREEMENT"), pursuant to which CoreStates agreed to make available to MLC, upon the terms and conditions expressed in the Initial Agreement, a credit facility (the "CREDIT FACILITY") in the principal amount of up to $15,000,000.

         WHEREAS, pursuant to that certain Amendment No. 1 to Credit Agreement dated September 5, 1997 (the "FIRST AMENDMENT") between CoreStates and MLC, the maximum principal amount available to MLC under the Credit Facility was increased to $25,000,000. The Initial Agreement and the First Amendment are, together, the "CREDIT AGREEMENT". All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.

         WHEREAS, Bank Leumi USA and Riggs Bank N.A. (the "PARTICIPANTS") have obtained participation interests in the Credit Facility in the amount of up to $5,000,000 for each Participant, with CoreStates acting as agent for the Participants. The Participants, together with CoreStates, are the "BANKS").

         WHEREAS, MLC has requested that the Credit Termination Date of the Credit Facility be extended from June 5, 1998 to December 19, 1998.

         WHEREAS, the Banks are willing to agree to such request on the terms and conditions set forth herein.





Amendment No. 2 to
Credit Agreement                  - 1 -                       December 19, 1997

         NOW, THEREFORE, in consideration of the premises and promises hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

         1. SECTION 2.2 OF THE AGREEMENT. The third sentence of Section 2.2 of the Initial Agreement is deleted and replaced in its entirety with the following sentence:

            The Note shall mature on the earliest to occur of (i) the date the maturity of the Note is accelerated as provided in Section 8.1 hereof, or (ii) December 19, 1998.

         2. EXHIBIT A TO THE CREDIT AGREEMENT.   Exhibit A to the Credit
Agreement shall be and is hereby amended and restated in its entirety to be as set forth in Exhibit A attached hereto. Upon delivery of the $25,000,000 Note, dated December 19, 1997, to CoreStates, CoreStates shall mark the $25,000,000 Note, dated September 5, 1997, "canceled and replaced by $25,000,000 Note, dated December 19, 1997."

         3. REPRESENTATIONS AND WARRANTIES. MLC hereby restates the representations and warranties made in the Credit Agreement, including but not limited to Article 3 of the Initial Agreement, on and as of the date hereof as if originally given on this date.

         4. COVENANTS. MLC hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Credit Agreement, including but not limited to Articles 5 and 6 of the Initial Agreement, on and as of the date hereof.

         5. CORPORATE AUTHORIZATION AND DELIVERY OF DOCUMENTS. CoreStates shall have received copies, certified as of the date hereof, of all action taken by MLC and any other necessary Person to authorize this Amendment and such other papers as CoreStates shall require.

         6. AFFIRMATION. MLC hereby affirms its absolute and unconditional promise to pay to CoreStates the Loans and all other amounts due under the Credit Agreement and any other Loan Document on the maturity date(s) provided in the Credit Agreement or any other Loan Document, as such documents may be amended hereby.

         7. EFFECT OF AMENDMENT. This Amendment amends the Credit Agreement only to the extent and in the manner herein set forth, and in all other respects the Credit Agreement is ratified and confirmed.

         8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.





Amendment No. 2 to
Credit Agreement                  - 2 -                       December 19, 1997

         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                    MLC GROUP, INC.


                                    By: /s/ PHILLIP G. NORTON
                                       ------------------------------
                                    Name:  Phillip G. Norton
                                    Title: Chairman of the Board and
                                           Chief Executive Officer



                                    CORESTATES BANK, N.A.



                                    By: /S/ MICHAEL J. LABRUM
                                       ------------------------------
                                         Michael J. Labrum
                                         Vice President

The undersigned, MLC Holdings, Inc. ("HOLDINGS"), the guarantor of the obligations of MLC to CoreStates pursuant to that certain Guaranty Agreement dated June 5, 1997 (the "GUARANTY"): (i) hereby consents to the making of this Amendment (and to all prior amendments to the Loan Documents); (ii) confirms the continuing validity of the Guaranty; and (iii) restates all of the representations and warranties of Holdings made in any of the Loan Documents (including, without limitation, those set forth in Section 4 of the Guaranty), on and as of the date hereof as if originally given on this date.


                                    MLC HOLDINGS, INC.

                                    By: /S/ PHILLIP G. NORTON
                                       ------------------------------
                                    Name:  Phillip G. Norton
                                    Title: Chairman of the Board and
                                           Chief Executive Officer




Amendment No. 2 to
Credit Agreement                  - 3 -                       December 19, 1997

                                                                       EXHIBIT A


[CORESTATES LOGO]



                                      NOTE


$25,000,000                                                    Philadelphia, PA
                                                              December 19, 1997

For Value Received, MLC GROUP, INC., a Virginia corporation ("MLC"), hereby promises to pay to the order of CORESTATES BANK, N.A. ("CORESTATES"), in lawful currency of the United States of America in immediately available funds at CoreStates' offices located at Broad and Chestnut Streets, Philadelphia, Pennsylvania, on the earliest to occur of demand, acceleration of the maturity date as provided in the Credit Agreement described below or the Credit Termination Date, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) or, if less, the then unpaid principal amount of all Loans made by CoreStates pursuant to the Credit Agreement (defined below).

MLC promises also to pay interest on the unpaid principal amount hereof in like money at such office from the date hereof until paid in full at the rates and at the times provided in the Credit Agreement.

This Note is the Note referred to in, is entitled to the benefits of and is secured by security interests referred to in the Credit Agreement, dated as of June 5, 1997 (and as amended September 5, 1997 and December 19, 1997) by and between MLC and CoreStates (as such may be further amended, modified, supplemented, restated or replaced from time to time, the "CREDIT AGREEMENT") and is a replacement Note substituted in its entirety for a Note dated September 5, 1997 in the amount of $25,000,000, which was substituted in its entirety for a Note dated June 5, 1997 in the amount of $15,000,000. Capitalized terms used in this Note but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. This Note is subject to voluntary prepayment and mandatory repayment prior to demand, acceleration of maturity or the Credit Termination Date, in whole or in part, as provided in the Credit Agreement.

In case an Event of Default shall occur and be continuing, the maturity date of the principal of and the accrued interest on this Note may be accelerated and be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

MLC hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Notwithstanding the face amount of this Note, the undersigned's liability hereunder shall be limited, at all times, to the actual aggregate outstanding indebtedness relating to the Loans, including all principal and interest, together with all fees and expenses as provided in the Credit Agreement, as established by CoreStates' books and records which shall be conclusive absent manifest error.





Note                              - 1 -                       December 19, 1997

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PENNSYLVANIA OR FEDERAL PRINCIPLES OF CONFLICT OF LAWS.


                                  MLC GROUP, INC.



                                  By /s/ PHILLIP G. NORTON
                                     ------------------------------
                                  Name  Phillip G. Norton
                                  Title Chairman pf the Board and Chief
                                        Executive Officer





Note                              - 2 -                       December 19, 1997